Exhibit 10.34

Execution Version

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “First Amendment”) is entered into and made effective as of September 1, 2021, by and among HELIUS MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the investors listed on the signature pages hereto (collectively, the “Principal Purchasers”).

RECITALS

A. The parties hereto and the other Purchasers identified therein previously entered into that certain Securities Purchase Agreement dated as of October 21, 2020 (the “Securities Purchase Agreement”). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

B. Pursuant to Section 8.4 of the Securities Purchase Agreement, the Securities Purchase Agreement may be amended in a written instrument signed by the Company; provided that such written instrument for such waiver or amendment is also signed by the Principal Purchasers if, and only if, in the reasonable and good faith determination of the Principal Purchasers, such waiver or amendment would reasonably be expected to be adverse to the interests of any Purchaser in a more than de minimis way or that would reasonably be expected to have more than a de minimis adverse effect on the value of such Purchaser’s investment in the Securities. The investors listed on the signature pages hereto, as the Purchasers holding or having the right to acquire, as of such time, at least a majority-in-interest of the total amount of Securities, represent the Principal Purchasers. The Company and the Principal Purchasers desire to amend the Securities Purchase Agreement pursuant to the terms and conditions of this First Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENT TO ARTICLE 1, SECTION 1.1. The definition of “Exempt Issuance” in Article 1, Section 1.1 is hereby deleted in its entirety and replaced with the following:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, (c) shares of Common Stock in any at-the-market offering, (d) shares of Common Stock in any “equity line of credit” transaction, and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

2. GOVERNING LAW. This First Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.

3. HEADINGS. The headings herein are for convenience only, do not constitute a part of this First Amendment and shall not be deemed to limit or affect any of the provisions hereof.

4. CONSTRUCTION. The terms of this First Amendment amend and modify the Securities Purchase Agreement as if fully set forth in the Securities Purchase Agreement. Upon the effectiveness of this First Amendment, all references in the Securities Purchase Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Securities Purchase Agreement, as modified by this First Amendment. If there is any conflict between the terms, conditions and obligations of this First Amendment and the Securities Purchase Agreement, this First Amendment’s terms, conditions and obligations shall control. All other provisions of the Securities Purchase Agreement not specifically modified by this First Amendment are expressly preserved. This First Amendment may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or via .pdf format shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act, the Pennsylvania Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This First Amendment, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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5. AUTHORITY. By their execution of this First Amendment, the undersigned parties hereby confirm that: (1) the Company has all corporate right, power and authority to enter into this First Amendment and to consummate the transactions contemplated hereby, (2) all corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this First Amendment by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken, and (3) this First Amendment has been (or upon delivery will have been) duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date as of the date first indicated above.

HELIUS MEDICAL TECHNOLOGIES, INC.

By:	/s/ Jeffrey S. Mathiesen
Name:	Jeffrey S. Mathiesen
Title:	Chief Financial Officer

[Signature Page to First Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date as of the date first indicated above.

PURCHASER:

CAVALRY FUND I LP

By:	/s/ Thomas Walsh
Name: Thomas Walsh
Title: Manager

[Signature Page to First Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date as of the date first indicated above.

PURCHASERS:

PORTER PARTNERS, L.P.

By:	/s/ Jeffrey H. Porter
Name: Jeffrey H. Porter
Title: General Partner

ARDARA CAPITAL, LP

By:	/s/ Patrick M. Mullin
Name: Patrick M. Mullin
Title: Managing Director

COLUMBUS CAPITAL PARTNERS, L.P.

By: Columbus Capital Management, LLC
Its: Managing Member

By:	/s/ Matthew D. Ockner
Name: Matthew D. Ockner
Title: General Partner

[Signature Page to First Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date as of the date first indicated above.

PURCHASERS:

MAPLE LEAF DISCOVERY I, L.P.

By:	/s/ Dane Andreeff
Name: Dane Andreeff
Title: General Partner

MAPLE LEAF OFFSHORE, LTD.

By:	/s/ Dane Andreeff
Name: Dane Andreeff
Title: Portfolio Manager

MAPLE LEAF PARTNERS, L.P.

By:	/s/ Dane Andreeff
Name: Dane Andreeff
Title: General Partner

MAPLE LEAF PARTNERS I, L.P.

By:	/s/ Dane Andreeff
Name: Dane Andreeff
Title: General Partner

[Signature Page to First Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date as of the date first indicated above.

PURCHASER:

WILLIAN QUALIFIED SPENDTHRIFT TRUST

By:	/s/ John Willian
Name: John Willian
Title: Manager

[Signature Page to First Amendment to Securities Purchase Agreement]